Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

19. Subsequent Events

On October 28, 2011, the Company announced its submission a non-binding proposal to the board of directors of CRIC to acquire all the outstanding shares of CRIC that it did not already owned. On December 28, 2011, the Company and CRIC signed definitive merger agreement. On April 19, 2012, shareholders of CRIC approved the merger and the merger was completed on April 20, 2012. As a result, CRIC is a wholly-owned subsidiary of the Company and CRIC’s ADSs ceased to be listed on the Nasdaq Global Select Market. Consideration included cash of $113,124,632 and 38,785,588 E-House shares valued at $252,106,322 based on the closing price of E-House's shares on April 20, 2012. The Company is still in the process of evaluating the option replacement arrangement, which may result in additional acquisition consideration. As the Company retains the controlling financial interest in CRIC after the step acquisition, this transaction will be accounted for as an equity transaction.

On November 28, 2011, the Company signed a non-binding term sheet with IFM Investments Limited (“Century 21 China Real Estate”) (NYSE: CTC) and its founders, which proposed a transaction (the “Proposed Transaction”) that would result in Century 21 China Real Estate issuing approximately 960 million new Class A ordinary shares to the Company and the founders of Century 21 China Real Estate at $0.0267 per share ($0.40 per ADS) and the Company becoming Century 21 China Real Estate’s largest shareholder. The Company, Century 21 China Real Estate and its founders have since been in good faith negotiation of detailed terms of the Proposed Transaction. In the meantime, the Company was made aware that one of Century 21 China Real Estate’s institutional shareholders took certain legal action in a Cayman court to prevent the Proposed Transaction from proceeding and that Century 21 China Real Estate and its founders were in negotiation with this shareholder to resolve the matter. The Company is currently awaiting satisfactory resolution of this matter before proceeding further with the Proposed Transaction.

On March 9, 2012, the Company’s board of directors approved the Company’s payment of a cash dividend of $0.15 per ordinary share ($0.15 per ADS), which will be payable on or about April 25, 2012 to shareholders of record as of the close of business on April 5, 2012. Dividends to be paid to the Company’s ADS holders through the depositary bank will be subject to the terms of the deposit agreement, including the fees and expenses payable thereunder.